EXHIBIT 10.1


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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                            JPMORGAN CHASE BANK, N.A.

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                             Dated as of May 1, 2008

                                  $662,438,813

                            Fixed Rate Mortgage Loans

                                 Series 2008-C2

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2008, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of May 1, 2008 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc. and Wells Fargo Bank, N.A. (each, a "Master Servicer"), CWCapital Investments LLC, as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each such Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-4FL, Class A-SB, Class A-1A, Class X, Class A-M and Class A-J Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated April 30, 2008 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. and PNC Capital Markets LLC (collectively with JPMSI, the "Underwriters"), and the Depositor will sell the Class B, Class C, Class D Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated May 2, 2008 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $632,688,550.74 (which amount is inclusive of accrued interest) in immediately available funds minus the Seller's pro rata share of the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the applicable Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the applicable Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the applicable Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to such Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the assignments of Mortgage from such Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and assignments of Mortgage shall be paid by such Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the applicable Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the applicable Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the applicable Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the applicable Master Servicer, the Seller will cooperate with the reasonable requests of the applicable Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is so amended or supplemented and delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2 and A-3 thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of April 30, 2008 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is legally authorized to transact business in the United States of America. Such Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by such Seller has been duly authorized by all requisite action by such Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which such Seller is a party or of which any property of such Seller is the subject which, if determined adversely to such Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by such Seller or enforceability against such Seller of the Mortgage Loans or this Agreement, or (C) the performance of such Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by such Seller of all of its obligations under this Agreement and the consummation by such Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, nor does any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of such Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, such Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to such Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty, if any), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, applicable Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the applicable Master Servicer and the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause
(ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months after the Closing Date.

            Subject to the applicable time periods for cure, substitution or repurchase provided in this Agreement, if the Seller contests its obligation to cure, repurchase or substitute for a Mortgage Loan under the terms of this Agreement (a "Repurchase Claim") and the Special Servicer determines that it is in the best interest of the Certificateholders to proceed with a liquidation of a Defaulted Mortgage Loan while pursuing the Repurchase Claim, after the Initial Resolution Period, the Special Servicer may proceed with such liquidation without waiving the Trust Fund's right in the event the Repurchase Claim is determined to be valid as set forth below, to require the Seller to pay an amount up to, but not exceeding, the amount, if any, by which the Purchase Price of the related Mortgage Loan exceeds the aggregate of all amounts received from the liquidation of such Mortgage Loan (such excess amount, the "Liquidation Shortfall Amount"); provided that (i) the Special Servicer shall not actively market the related Mortgage Loan for sale to prospective purchasers during the Initial Resolution Period, (ii) any such action is consistent with the Servicing Standard, (iii) the terms of the liquidation have been agreed to pursuant to an arm's length negotiation with an unaffiliated third party purchaser, and (iv) prior to the consummation of any such liquidation, the Seller receives ten (10) days prior written notice of the agreed terms of such liquidation from the Special Servicer and the Seller shall have the option during such 10 day period to irrevocably agree to purchase the related Mortgage Loan on such agreed terms and to consummate such purchase within thirty (30) days after receipt of such notice. In the event that a court of competent jurisdiction determines, or the Seller and the Special Servicer agree, that the Repurchase Claim is valid, the Special Servicer shall have the right on behalf of the Trust Fund to take any action or file any claim in a court of competent jurisdiction to require the payment by the Seller of the Liquidation Shortfall Amount on such Repurchase Claim, subject to any rights of the related Mortgage Loan Seller to assert a claim or defense in any such proceeding that the Liquidation Shortfall Amount should not be payable in whole or in part by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser and the Trustee on behalf of the Certificateholders in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of such Seller;

                  (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of such Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) such Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary action has been taken by such Seller to
            authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by such Seller and this Agreement is a legal, valid and binding agreement of such Seller enforceable against such Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) such Seller's execution and delivery of, and such Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Seller is a party or by which such Seller is bound, or to which any of the property or assets of such Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on such Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against such Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with any federal court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of such Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to such Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to such Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and the other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher, Proffit & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Emanuel Chrysoulakis, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention: Emanuel Chrysoulakis, Vice President, telecopy number (212) 834-6593, and (iii) in the case of any of the preceding parties, such other address or telecopy number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against such Seller unless such Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.

                                       By:   /s/ Emanuel Chrysoulakis
                                          -------------------------------------
                                          Name:  Emanuel Chrysoulakis
                                          Title: Vice President

                                       JPMORGAN CHASE BANK, N.A.

                                       By:   /s/ Emanuel Chrysoulakis
                                          -------------------------------------
                                          Name:  Emanuel Chrysoulakis
                                          Title: Vice President

                                   SCHEDULE I

MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU OF
                        AN ENVIRONMENTAL SITE ASSESSMENT

                                      None.

                                   SCHEDULE II

       MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

                        1. Kiwi-CEI Distribution Facility

                           2. Decorative Center Dallas

                         3. 801 and 949 East Erie Avenue

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

JPMCC 2008-C2
Mortgage Loan Schedule (JPMCB)



Loan #   Originator/Loan Seller   Mortgagor Name
------   ----------------------   -----------------------------------------------------
     1   JPMCB                    Dos Lagos Lifestyle Center, LLC

     2   JPMCB                    Orange City Mills Limited Partnership, Orange
                                  City Mills III Limited Partnership
     3   JPMCB                    Transwest Hilton Head Property, L.L.C.,
                                  Transwest Tucson Property, L.L.C.
  3.01   JPMCB
  3.02   JPMCB
     5   JPMCB                    Cole So Las Vegas NV, LLC
    10   JPMCB                    Second Rock Spring Park Limited Partnership
    11   JPMCB                    Wes Pro II, LLC, WZ Wisco, Inc., App Pro of
                                  Appleton, Inc. and Mil Pro, LLC
 11.01   JPMCB
 11.02   JPMCB
 11.03   JPMCB
 11.04   JPMCB
    12   JPMCB                    717 14th Street, LLC
    13   JPMCB                    Wisco Partners, L.L.P., Osh Pro Partners,
                                  L.L.P., Mad Pro of Madison, Inc., Wes Pro
                                  Partners, L.L.P., Oak Pro Partners, L.L.P.
 13.01   JPMCB
 13.02   JPMCB
 13.03   JPMCB
 13.04   JPMCB
 13.05   JPMCB
    15   JPMCB                    Regency Capital Fund I, LLC
 15.01   JPMCB
 15.02   JPMCB
 15.03   JPMCB
 15.04   JPMCB
 15.05   JPMCB
 15.06   JPMCB
 15.07   JPMCB
 15.08   JPMCB
 15.09   JPMCB
 15.10   JPMCB
 15.11   JPMCB
 15.12   JPMCB
 15.13   JPMCB
 15.14   JPMCB
 15.15   JPMCB
 15.16   JPMCB
 15.17   JPMCB
 15.18   JPMCB
 15.19   JPMCB
 15.20   JPMCB
    16   JPMCB                    Florida Street Holdings LLC
    17   JPMCB                    Jefferson Plaza Venture LLC
    23   JPMCB                    LUI2 Dallas Oak Lawn II, L.P.
    30   JPMCB                    447 Old Swede Holdings, LLC
    33   JPMCB                    Three Crosswoods Venture LLC
    34   JPMCB                    ACC Boone, LLC
    35   JPMCB                    Waldorf Hotel Investors, LLC
    41   JPMCB                    Woodlands Apartments LLC
    45   JPMCB                    Northern Ohio Associates Limited Partnership
    47   JPMCB                    InSite Canton, L.L.C.
    48   JPMCB                    2600 ME Holdings LLC
    54   JPMCB                    AMS I Phoenix Investments, LLC, BNP AMS I Phoenix
                                  Investments, LLC, SHR AMS I Phoenix Investments, LLC,
                                  WMN AMS I Phoenix Investments, LLC
    56   JPMCB                    Summit Park, LLC
    57   JPMCB                    Madison Realty, LLC
    59   JPMCB                    Drake Plaza, LP
    61   JPMCB                    NSRA Sycamore, Ltd.
    63   JPMCB                    FM Frankford Associates, L.P.
    68   JPMCB                    R&T TASH, LLC
    69   JPMCB                    Central Illinois Associates, LLC
    78   JPMCB                    Aspen 1020 West Industrial, LLC



Loan #   Property Address                                  City             State     Zip Code   County
------   -----------------------------------------------   --------------   -------   --------   --------------------
     1   2780, 2785, 2790 and 2795 Cabot Drive; 2710,      Corona           CA           92883   Riverside
         2715, 2745, 2755, 2765 and 2785 Lakeshore Drive
     2   20 City Boulevard West                            Orange           CA           92868   Orange

     3   Various                                           Various          Various   Various    Various

  3.01   3800 East Sunrise Drive                           Tucson           AZ           85718   Pima
  3.02   2 Grasslawn Avenue                                Hilton Head      SC           29928   Beaufort
     5   1505 South Pavilion Center Drive                  Las Vegas        NV           89135   Clark
    10   6707 Democracy Boulevard                          Bethesda         MD           20817   Montgomery
    11   Various                                           Various          WI        Various    Various

 11.01   1109 Fourier Drive                                Madison          WI           53717   Dane
 11.02   1400 West Zellman Court                           Milwaukee        WI           53221   Milwaukee
 11.03   3809 West Wisconsin Avenue                        Grand Chute      WI           54914   Outagamie
 11.04   77 Holiday Lane                                   Fond du Lac      WI           54937   Fond du Lac
    12   717 14th Street Northwest                         Washington       DC           20036   District of Colombia
    13   Various                                           Various          WI        Various    Various


 13.01   6362 South 13th Street                            Oak Creek        WI           53154   Milwaukee
 13.02   625 West Rolling Meadows Drive                    Fond Du Lac      WI           54937   Fond du Lac
 13.03   8102 Excelsior Drive                              Madison          WI           53717   Dane
 13.04   1253 John Q. Hammons Drive                        Madison          WI           53717   Dane
 13.05   2251 Westowne Avenue                              Oshkosh          WI           54904   Winnebago
    15   Various                                           Various          Various   Various    Various
 15.01   2300 University Avenue                            Des Moines       IA           50311   Polk
 15.02   11304 NW 54th Avenue and 5410 NW 112th Street     Grimes           IA           50111   Polk
 15.03   710-790 Alice Road                                Waukee           IA           50263   Dallas
 15.04   4420 East University Avenue                       Pleasant Hill    IA           50327   Polk
 15.05   30 East US Highway 6                              Waukee           IA           50263   Dallas
 15.06   1422 East Scott Avenue                            Des Moines       IA           50317   Polk
 15.07   2221 South 3270 West                              Salt Lake City   UT           84119   Salt Lake
 15.08   3930 West Cavalry Court                           Lincoln          NE           68528   Lancaster
 15.09   11401 Meredith Drive                              Urbandale        IA           50322   Polk
 15.10   431 Lake Park Boulevard                           Muscatine        IA           52761   Muscatine
 15.11   5191 Maple Drive                                  Pleasant Hill    IA           50327   Polk
 15.12   1649 NW 86th Street                               Clive            IA           50325   Polk
 15.13   4771 NW 2nd Avenue                                Des Moines       IA           50313   Polk
 15.14   5330 NE 22nd Street                               Des Moines       IA           50313   Polk
 15.15   222 Lincoln Way                                   Ames             IA           50010   Story
 15.16   2020 NE Broadway Avenue                           Des Moines       IA           50313   Polk
 15.17   7003, 7007, and 7011 Douglas Avenue               Urbandale        IA           50322   Polk
 15.18   902-904 Army Post Road                            Des Moines       IA           50315   Polk
 15.19   1146 23rd Street                                  Des Moines       IA           50311   Polk
 15.20   1824 West Broadway                                Council Bluffs   IA           51501   Pottawattamie
    16   451 Florida Street                                Baton Rouge      LA           70801   East Baton Rouge
    17   100 & 110 South Jefferson Road                    Whippany         NJ           07981   Morris
    23   1617 Hi Line Drive                                Dallas           TX           75207   Dallas
    30   447 Old Swede Road                                Douglassville    PA           19518   Berks
    33   200 East Campus View Boulevard                    Columbus         OH           43235   Franklin
    34   1075 Highway 105 South                            Boone            NC           28607   Watauga
    35   3750 Crain Highway                                Waldorf          MD           20603   Charles
    41   10032 Neville Walk Street                         St. Louis        MO           63136   St. Louis
    45   1400-1438 Lowell Street                           Elyria           OH           44035   Lorain
    47   5267-5271 Southway Street SW                      Canton           OH           44706   Stark
    48   2600 Mount Ephraim Avenue                         Camden           NJ           08104   Camden
    54   9404 North 19th Avenue                            Phoenix          AZ           85021   Maricopa


    56   1591 Jordan Road                                  Huntsville       AL           35811   Madison
    57   1508 South Gallatin Road                          Madison          TN           37115   Davidson
    59   3307 Olive Street                                 St. Louis        MO           63103   St. Louis
    61   3901 Sycamore School Road                         Fort Worth       TX           76133   Tarrant
    63   801 and 949 East Erie Avenue                      Philadelphia     PA           19134   Philadelphia
    68   25 Janet Drive                                    Savannah         GA           31405   Chatham
    69   1000 South Sherman Street                         Clinton          IL           61727   DeWitt
    78   1020-1040 West Industial Avenue                   Boynton Beach    FL           33426   Palm Beach



Loan #   Property Name                      Size      Measure       Interest Rate (%)   Net Mortgage Interest Rate
------   --------------------------------   -------   -----------   -----------------   --------------------------
     1   The Promenade Shops at Dos Lagos    351179   Square Feet             6.36800                      6.32646

     2   Block at Orange                     698657   Square Feet             6.25150                      6.22996

     3   Westin Portfolio                       899   Rooms                   6.85900                      6.82746

  3.01   The Westin - La Paloma                 487   Rooms                   6.85900
  3.02   The Westin - Hilton Head               412   Rooms                   6.85900
     5   Station Casinos Headquarters        138558   Square Feet             6.52150                      6.47996
    10   Two Democracy Plaza                 273566   Square Feet             6.18900                      6.14746
    11   Wisco Hotel Group A2                   480   Rooms                   7.19400                      7.15246

 11.01   Holiday Inn Madison                    157   Rooms                   7.19400
 11.02   Holiday Inn Express Milwaukee          115   Rooms                   7.19400
 11.03   Comfort Suites Appleton                130   Rooms                   7.19400
 11.04   Comfort Inn Fond du Lac                 78   Rooms                   7.19400
    12   717 14th Street Office Building     124368   Square Feet             6.37010                      6.32856
    13   Wisco Hotel Group A1                   571   Rooms                   7.19400                      7.15246


 13.01   Comfort Suites Milwaukee               139   Rooms                   7.19400
 13.02   Holiday Inn Fond Du Lac                139   Rooms                   7.19400
 13.03   Baymont Inn Madison                    129   Rooms                   7.19400
 13.04   Comfort Suites Madison                  95   Rooms                   7.19400
 13.05   Holiday Inn Express OshKosh             69   Rooms                   7.19400
    15   Regency Portfolio                   321560   Square Feet             6.97600                      6.93446
 15.01   2300 University                      21012   Square Feet             6.97600
 15.02   141 Partners I/III                   13508   Square Feet             6.97600
 15.03   Westgate Business Center             28840   Square Feet             6.97600
 15.04   Water's Edge                         27400   Square Feet             6.97600
 15.05   Warrior Medical Plaza                 8638   Square Feet             6.97600
 15.06   Scott Street Properties              50713   Square Feet             6.97600
 15.07   MCO II                               21345   Square Feet             6.97600
 15.08   Penn II                               8805   Square Feet             6.97600
 15.09   Interstate Partners                  24000   Square Feet             6.97600
 15.10   PM Development Lake Park             16324   Square Feet             6.97600
 15.11   Pleasant Hill                        12000   Square Feet             6.97600
 15.12   Clark Street                          4864   Square Feet             6.97600
 15.13   RJM Investments                      24406   Square Feet             6.97600
 15.14   Delaware Partners                    24406   Square Feet             6.97600
 15.15   Lincoln Way                           6423   Square Feet             6.97600
 15.16   Broadway Partners                    16000   Square Feet             6.97600
 15.17   Douglas Avenue                        7240   Square Feet             6.97600
 15.18   East University Development           3214   Square Feet             6.97600
 15.19   University Place Rowhomes                8   Units                   6.97600
 15.20   West Broadway                         2422   Square Feet             6.97600
    16   Chase South Tower - Baton Rouge     331677   Square Feet             6.58540                      6.54386
    17   Jefferson Plaza                     172329   Square Feet             6.97100                      6.92946
    23   Decorative Center Dallas            136539   Square Feet             7.22000                      7.12846
    30   Kiwi-CEI Distribution Facility      293038   Square Feet             6.80150                      6.73996
    33   Three Crosswoods                    116934   Square Feet             7.01000                      6.94846
    34   Hampton Inn - Boone                     96   Rooms                   6.86890                      6.82736
    35   Waldorf Hampton Inn                    100   Rooms                   6.34300                      6.30146
    41   The Woodlands                          229   Units                   6.94600                      6.86446
    45   Northern Ohio Industrial Park      1056000   Square Feet             6.46300                      6.39146
    47   InSite Canton Industrial            291558   Square Feet             6.67300                      6.63146
    48   2600 Mount Ephraim Avenue           114659   Square Feet             6.81050                      6.76896
    54   Central Self Storage                   619   Units                   6.70550                      6.66396


    56   Hart & Cooley                       223500   Square Feet             6.53450                      6.44296
    57   KMart Madison                       103482   Square Feet             6.83550                      6.79396
    59   Drake Plaza Apartments                  78   Units                   6.94600                      6.86446
    61   All Storage Sycamore                   584   Units                   6.64000                      6.59846
    63   801 and 949 East Erie Avenue        450782   Square Feet             8.70700                      8.66546
    68   OfficeMax Savannah                   23500   Square Feet             6.96750                      6.87596
    69   1000 South Sherman Street           616206   Square Feet             6.46300                      6.39146
    78   1020/1040 West Industrial            11937   Square Feet             7.07550                      7.03396



Loan #   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date   Amort. Term   Rem. Amort.
------   ----------------   --------------   ----   ---------   -----------------   -----------   -----------
     1        125,200,000      125,200,000    120         111   08/01/17                    360           360

     2        110,000,000      110,000,000     84          77   10/01/14                    360           360

     3        104,000,000      104,000,000    120         116   01/01/18                    360           360

  3.01         74,392,344       74,392,344    120         116   01/01/18                    360           360
  3.02         29,607,656       29,607,656    120         116   01/01/18                    360           360
     5         42,250,000       42,250,000    120         114   11/01/17                    360           360
    10         31,000,000       31,000,000    120         116   01/01/18                      0             0
    11         27,826,000       27,759,716    120         117   02/01/18                    360           357

 11.01         10,679,000       10,653,562    120         117   02/01/18                    360           357
 11.02          8,916,000        8,894,761    120         117   02/01/18                    360           357
 11.03          6,173,000        6,158,295    120         117   02/01/18                    360           357
 11.04          2,058,000        2,053,098    120         117   02/01/18                    360           357
    12         27,620,000       27,620,000    114         114   11/01/17                    360           360
    13         26,847,000       26,783,048    120         117   02/01/18                    360           357


 13.01          7,055,000        7,038,194    120         117   02/01/18                    360           357
 13.02          5,879,000        5,864,996    120         117   02/01/18                    360           357
 13.03          5,095,000        5,082,863    120         117   02/01/18                    360           357
 13.04          4,899,000        4,887,330    120         117   02/01/18                    360           357
 13.05          3,919,000        3,909,665    120         117   02/01/18                    360           357
    15         25,075,000       25,075,000    120         116   01/01/18                    360           360
 15.01          5,035,000        5,035,000    120         116   01/01/18                    360           360
 15.02          2,060,000        2,060,000    120         116   01/01/18                    360           360
 15.03          1,960,000        1,960,000    120         116   01/01/18                    360           360
 15.04          1,835,000        1,835,000    120         116   01/01/18                    360           360
 15.05          1,625,000        1,625,000    120         116   01/01/18                    360           360
 15.06          1,335,000        1,335,000    120         116   01/01/18                    360           360
 15.07          1,310,000        1,310,000    120         116   01/01/18                    360           360
 15.08          1,210,000        1,210,000    120         116   01/01/18                    360           360
 15.09          1,190,000        1,190,000    120         116   01/01/18                    360           360
 15.10          1,080,000        1,080,000    120         116   01/01/18                    360           360
 15.11            900,000          900,000    120         116   01/01/18                    360           360
 15.12            865,000          865,000    120         116   01/01/18                    360           360
 15.13            845,000          845,000    120         116   01/01/18                    360           360
 15.14            840,000          840,000    120         116   01/01/18                    360           360
 15.15            680,000          680,000    120         116   01/01/18                    360           360
 15.16            670,000          670,000    120         116   01/01/18                    360           360
 15.17            605,000          605,000    120         116   01/01/18                    360           360
 15.18            430,000          430,000    120         116   01/01/18                    360           360
 15.19            405,000          405,000    120         116   01/01/18                    360           360
 15.20            195,000          195,000    120         116   01/01/18                    360           360
    16         21,500,000       21,500,000    120         116   01/01/18                    360           360
    17         21,300,000       21,300,000    120         116   01/01/18                    360           360
    23         13,860,043       13,860,043     56          56   01/01/13                    356           356
    30          9,400,000        9,369,473    120         116   01/01/18                    360           356
    33          7,450,000        7,450,000     60          56   01/01/13                    360           360
    34          7,250,000        7,215,693    120         114   11/01/17                    360           354
    35          6,650,000        6,609,508    120         113   10/01/17                    360           353
    41          5,675,000        5,657,137    120         116   01/01/18                    360           356
    45          5,500,000        5,442,791    120         112   09/01/17                    300           292
    47          5,200,000        5,200,000    120         114   11/01/17                    360           360
    48          5,200,000        5,186,645    120         117   02/01/18                    360           357
    54          4,680,000        4,680,000    120         116   01/01/18                    360           360


    56          4,500,000        4,441,215    120         116   01/01/18                    180           176
    57          4,340,000        4,319,310    120         114   11/01/17                    360           354
    59          4,200,000        4,186,779    120         116   01/01/18                    360           356
    61          4,150,000        4,133,098    120         115   12/01/17                    360           355
    63          4,000,000        3,996,314     60          58   03/01/13                    360           358
    68          3,100,000        3,090,287    120         116   01/01/18                    360           356
    69          3,100,000        3,067,755    120         112   09/01/17                    300           292
    78          2,050,000        2,045,001    120         117   02/01/18                    360           357



Loan #   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)   ARD Step Up (%)   Title Type      Crossed Loan
------   --------------------   ------------------   ------------   ---------   ---------------   -------------   ------------
     1                780,512              0.04000   Actual/360     No                            Fee

     2                677,396              0.02000   Actual/360     No                            Fee

     3                682,094              0.03000   Actual/360     No                            Fee

  3.01                                               Actual/360     No                            Fee
  3.02                                               Actual/360     No                            Fee
     5                267,646              0.04000   Actual/360     No                            Fee
    10                162,103              0.04000   Actual/360     No                            Leasehold
    11                188,767              0.04000   Actual/360     No                            Fee

 11.01                                               Actual/360     No                            Fee
 11.02                                               Actual/360     No                            Fee
 11.03                                               Actual/360     No                            Fee
 11.04                                               Actual/360     No                            Fee
    12                172,224              0.04000   Actual/360     No                            Leasehold
    13                182,125              0.04000   Actual/360     No                            Fee


 13.01                                               Actual/360     No                            Fee
 13.02                                               Actual/360     No                            Fee
 13.03                                               Actual/360     No                            Fee
 13.04                                               Actual/360     No                            Fee
 13.05                                               Actual/360     No                            Fee
    15                166,421              0.04000   Actual/360     No                            Various
 15.01                                               Actual/360     No                            Fee
 15.02                                               Actual/360     No                            Fee
 15.03                                               Actual/360     No                            Fee
 15.04                                               Actual/360     No                            Fee
 15.05                                               Actual/360     No                            Fee
 15.06                                               Actual/360     No                            Fee
 15.07                                               Actual/360     No                            Fee
 15.08                                               Actual/360     No                            Fee
 15.09                                               Actual/360     No                            Fee/Leasehold
 15.10                                               Actual/360     No                            Fee
 15.11                                               Actual/360     No                            Fee
 15.12                                               Actual/360     No                            Fee
 15.13                                               Actual/360     No                            Fee
 15.14                                               Actual/360     No                            Fee
 15.15                                               Actual/360     No                            Fee
 15.16                                               Actual/360     No                            Fee
 15.17                                               Actual/360     No                            Fee/Leasehold
 15.18                                               Actual/360     No                            Fee
 15.19                                               Actual/360     No                            Fee
 15.20                                               Actual/360     No                            Fee
    16                137,104              0.04000   Actual/360     No                            Fee
    17                141,295              0.04000   Actual/360     No                            Fee
    23                 94,568              0.09000   Actual/360     No                            Fee
    30                 61,290              0.06000   Actual/360     No                            Fee
    33                 49,615              0.06000   Actual/360     No                            Fee
    34                 47,598              0.04000   Actual/360     No                            Fee
    35                 41,348              0.04000   Actual/360     No                            Fee
    41                 37,550              0.08000   Actual/360     No                            Fee
    45                 37,009              0.07000   Actual/360     No                            Fee
    47                 33,461              0.04000   Actual/360     No                            Fee
    48                 33,936              0.04000   Actual/360     No                            Fee
    54                 30,216              0.04000   Actual/360     No                            Fee


    56                 39,285              0.09000   Actual/360     No                            Fee
    57                 28,396              0.04000   Actual/360     No                            Fee
    59                 27,791              0.08000   Actual/360     No                            Fee
    61                 26,614              0.04000   Actual/360     No                            Fee
    63                 31,345              0.04000   Actual/360     No                            Fee
    68                 20,557              0.09000   Actual/360     No                            Fee
    69                 20,860              0.07000   Actual/360     No                            Fee
    78                 13,743              0.04000   Actual/360     No                            Fee



Loan #   Guarantor                                                      Letter of Credit
------   ------------------------------------------------------------   ----------------
     1   Poag & McEwen Lifestyle Centers, LLC                           No

     2   Simon Property Group, L.P. and Farallon                        No
         Capital Management, L.L.C.
     3   Michael J. Hanson; Randy G. Dix                                No

  3.01
  3.02
     5   Cole Operating Partnership II, LP                              No
    10   Second Rock Spring Park Limited Partnership                    No
    11   William P. Zanetis, Walter B.D. Hickey, Jr.                    No

 11.01
 11.02
 11.03
 11.04
    12   Peter C. Minshall                                              No
    13   William P. Zanetis, Walter B.D. Hickey, Jr.                    No


 13.01
 13.02
 13.03
 13.04
 13.05
    15   James M Myers and Richard D. Moffitt                           No
 15.01
 15.02
 15.03
 15.04
 15.05
 15.06
 15.07
 15.08
 15.09
 15.10
 15.11
 15.12
 15.13
 15.14
 15.15
 15.16
 15.17
 15.18
 15.19
 15.20
    16   Toby Mandel                                                    No
    17   Jerome Bergman                                                 No
    23   LUI2 Dallas Oak Lawn II, L.P.                                       1,795,000.0
    30   David Richards, Philip Richards, Peter Weisman                 No
    33   Michael Bergman, Steven Bergman, Edward Turen                  No
    34   Ashok Patel                                                    No
    35   H. Thomas Waring                                               No
    41   Debra J. Pyzyk                                                 No
    45   Stephen Rosen                                                  No
    47   Columbia Holdings, Ltd.                                        No
    48   Mathias Deutsch, Isidore Bleier                                No
    54   Stephen Kaplan, Brian L. Partridge, Nancy J. Partridge,        No
         Marsha Nonn, Wolfgang Nonn, Steven Rasky

    56   Terry W. Green, Marvin F. Green, Kae S. Green, Jana C. Green   No
    57   Edwin P. Yates                                                 No
    59   Debra J. Pyzyk                                                 No
    61   Mike Schuminsky                                                No
    63   FM Frankford Associates, L.P.                                  No
    68   Ralph Tash                                                     No
    69   Stephen Rosen                                                  No
    78   Spencer M. Partrich                                            No

                                                             UPFRONT ESCROW
         ----------------------------------------------------------------------------------------------------------------------
Loan #   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve   Upfront TI/LC Reserve   Upfront RE Tax Reserve
------   ---------------------   --------------------   ----------------------   ---------------------   ----------------------
     1                    0.00                   0.00                     0.00                    0.00               535,130.00

     2                    0.00                   0.00                     0.00                    0.00                     0.00

     3                    0.00             310,178.75                35,560.00                    0.00               833,241.46

  3.01
  3.02
     5                    0.00                   0.00                     0.00                    0.00                     0.00
    10                    0.00                   0.00                     0.00                    0.00                     0.00
    11              469,022.00              18,930.00                     0.00                    0.00               337,087.69

 11.01
 11.02
 11.03
 11.04
    12                    0.00                   0.00                     0.00            1,700,000.00               202,995.00
    13              530,978.00              43,850.00                     0.00                    0.00               381,267.69


 13.01
 13.02
 13.03
 13.04
 13.05
    15                    0.00              52,468.75                     0.00              400,000.00               269,468.72
 15.01
 15.02
 15.03
 15.04
 15.05
 15.06
 15.07
 15.08
 15.09
 15.10
 15.11
 15.12
 15.13
 15.14
 15.15
 15.16
 15.17
 15.18
 15.19
 15.20
    16                    0.00             267,866.25                     0.00                    0.00                63,126.83
    17                    0.00                   0.00                     0.00              500,000.00                13,884.65
    23                    0.00                   0.00                     0.00                    0.00                     0.00
    30                    0.00             350,000.00                     0.00                    0.00                     0.00
    33                    0.00                   0.00                     0.00                    0.00               105,500.00
    34                    0.00               3,125.00                     0.00                    0.00                 2,380.71
    35                    0.00               2,850.00                     0.00                    0.00                19,635.89
    41                    0.00                   0.00                     0.00                    0.00                30,401.43
    45                    0.00                   0.00               200,000.00                    0.00                     0.00
    47                    0.00                   0.00                     0.00              100,000.00                38,562.82
    48                    0.00              20,343.75                     0.00              200,000.00                10,928.90
    54               22,970.00                   0.00                     0.00                    0.00                16,673.45


    56                    0.00                   0.00                     0.00                    0.00                     0.00
    57                    0.00                   0.00                     0.00                    0.00                     0.00
    59                    0.00                   0.00                     0.00                    0.00                 5,708.34
    61                    0.00                   0.00                     0.00                    0.00               113,953.15
    63                    0.00             135,714.00                     0.00                    0.00                     0.00
    68                    0.00                   0.00                     0.00                    0.00                     0.00
    69                    0.00                   0.00                12,000.00                    0.00                     0.00
    78                    0.00                   0.00                     0.00               40,000.00                 3,604.10


         --------------------------------------------
Loan #   Upfront Ins. Reserve   Upfront Other Reserve
------   --------------------   ---------------------
     1                   0.00            8,805,668.00

     2                   0.00                    0.00

     3             251,947.73                    0.00

  3.01
  3.02
     5                   0.00                    0.00
    10                   0.00                    0.00
    11              47,644.00                    0.00

 11.01
 11.02
 11.03
 11.04
    12              27,623.00              516,898.49
    13              58,787.67                    0.00


 13.01
 13.02
 13.03
 13.04
 13.05
    15              12,028.20              390,755.70
 15.01
 15.02
 15.03
 15.04
 15.05
 15.06
 15.07
 15.08
 15.09
 15.10
 15.11
 15.12
 15.13
 15.14
 15.15
 15.16
 15.17
 15.18
 15.19
 15.20
    16              14,429.33              182,425.00
    17              21,266.67              212,400.00
    23                   0.00                    0.00
    30                   0.00                    0.00
    33               1,461.50              850,000.00
    34              13,915.67                    0.00
    35              11,993.50                    0.00
    41              33,741.00                    0.00
    45                   0.00                    0.00
    47               4,578.50                    0.00
    48              10,880.25               31,909.00
    54               1,479.00                    0.00


    56                   0.00                    0.00
    57                   0.00                    0.00
    59              13,050.00                    0.00
    61               8,193.75              207,707.00
    63                   0.00              100,000.00
    68                   0.00                    0.00
    69                   0.00                    0.00
    78                   0.00                    0.00

                                                             MONTHLY ESCROW
         ----------------------------------------------------------------------------------------------------------------------
Loan #   Monthly Capex Reserve   Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve
------   ---------------------   ----------------------   ---------------------   ----------------------   --------------------
     1                    0.00                     0.00                    0.00                 89188.33                   0.00

     2                    0.00                     0.00                    0.00                     0.00                   0.00

     3               315987.25                     0.00                    0.00                240419.42              125973.87

  3.01
  3.02
     5                    0.00                     0.00                    0.00                     0.00                   0.00
    10                    0.00                     0.00                    0.00                     0.00                   0.00
    11                17476.58                     0.00                    0.00                 33708.77               11911.00

 11.01
 11.02
 11.03
 11.04
    12                    0.00                     0.00                13888.88                 57546.32                2393.99
    13                18766.83                     0.00                    0.00                 38126.77               14696.92


 13.01
 13.02
 13.03
 13.04
 13.05
    15                 4501.96                     0.00                    0.00                 53893.74                8018.80
 15.01
 15.02
 15.03
 15.04
 15.05
 15.06
 15.07
 15.08
 15.09
 15.10
 15.11
 15.12
 15.13
 15.14
 15.15
 15.16
 15.17
 15.18
 15.19
 15.20
    16                 4145.96                     0.00                    0.00                 29876.42                7214.67
    17                 3300.00                     0.00                12500.00                 27769.30                2126.67
    23                    0.00                     0.00                    0.00                     0.00                   0.00
    30                  977.00                     0.00                    0.00                     0.00                   0.00
    33                 2484.00                     0.00                 6250.00                 17583.33                 730.75
    34                 7470.00                     0.00                    0.00                  2380.71                3478.92
    35                 9718.83                     0.00                    0.00                  6545.30                1998.92
    41                 3816.67                     0.00                    0.00                 10133.81                2811.75
    45                 8333.33                     0.00                    0.00                     0.00                   0.00
    47                 2916.00                     0.00                    0.00                  6427.14                 763.08
    48                 1924.46                     0.00                 3821.97                 10928.90                3626.75
    54                    0.00                     0.00                    0.00                  5557.82                 493.00


    56                    0.00                     0.00                    0.00                     0.00                   0.00
    57                    0.00                     0.00                  862.35                     0.00                   0.00
    59                 1950.00                     0.00                    0.00                  1902.78                1087.50
    61                  765.11                     0.00                  500.00                  9875.93                 910.42
    63                    0.00                     0.00                    0.00                     0.00                   0.00
    68                    0.00                     0.00                    0.00                     0.00                   0.00
    69                31406.25                     0.00                    0.00                     0.00                   0.00
    78                   65.00                     0.00                  835.00                  3604.10                   0.00


         ---------------------
Loan #   Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type   Defeasance Permitted   Interest Accrual Period
------   ---------------------   ------------   ----------------   -------------   --------------------   -----------------------
     1                    0.00              5   Yes                Retail          Yes                    Actual/360

     2                    0.00              5   Yes                Retail          Yes                    Actual/360

     3                    0.00              0   Yes                Hotel           Yes                    Actual/360

  3.01                                      0                      Hotel                                  Actual/360
  3.02                                      0                      Hotel                                  Actual/360
     5                    0.00              8   No                 Office          Yes                    Actual/360
    10                    0.00              5   No                 Office          Yes                    Actual/360
    11                    0.00              6   No                 Hotel           Yes                    Actual/360

 11.01                                      6                      Hotel                                  Actual/360
 11.02                                      6                      Hotel                                  Actual/360
 11.03                                      6                      Hotel                                  Actual/360
 11.04                                      6                      Hotel                                  Actual/360
    12                    0.00              7   No                 Office          Yes                    Actual/360
    13                    0.00              6   No                 Hotel           Yes                    Actual/360


 13.01                                      6                      Hotel                                  Actual/360
 13.02                                      6                      Hotel                                  Actual/360
 13.03                                      6                      Hotel                                  Actual/360
 13.04                                      6                      Hotel                                  Actual/360
 13.05                                      6                      Hotel                                  Actual/360
    15                    0.00              0   Yes                Various         Yes                    Actual/360
 15.01                                      0                      Mixed Use                              Actual/360
 15.02                                      0                      Retail                                 Actual/360
 15.03                                      0                      Retail                                 Actual/360
 15.04                                      0                      Retail                                 Actual/360
 15.05                                      0                      Office                                 Actual/360
 15.06                                      0                      Industrial                             Actual/360
 15.07                                      0                      Industrial                             Actual/360
 15.08                                      0                      Industrial                             Actual/360
 15.09                                      0                      Industrial                             Actual/360
 15.10                                      0                      Retail                                 Actual/360
 15.11                                      0                      Retail                                 Actual/360
 15.12                                      0                      Retail                                 Actual/360
 15.13                                      0                      Industrial                             Actual/360
 15.14                                      0                      Industrial                             Actual/360
 15.15                                      0                      Retail                                 Actual/360
 15.16                                      0                      Industrial                             Actual/360
 15.17                                      0                      Retail                                 Actual/360
 15.18                                      0                      Retail                                 Actual/360
 15.19                                      0                      Multifamily                            Actual/360
 15.20                                      0                      Retail                                 Actual/360
    16                    0.00              7   Yes                Office          Yes                    Actual/360
    17                    0.00             10   No                 Office          Yes                    Actual/360
    23                    0.00              0   No                 Retail          Yes                    Actual/360
    30                    0.00             10   Yes                Industrial      Yes                    Actual/360
    33                    0.00             10   No                 Office          Yes                    Actual/360
    34                    0.00              7   No                 Hotel           Yes                    Actual/360
    35                    0.00              7   No                 Hotel           Yes                    Actual/360
    41                    0.00              7   No                 Multifamily     Yes                    Actual/360
    45                    0.00              7   No                 Industrial      Yes                    Actual/360
    47                    0.00              7   No                 Industrial      Yes                    Actual/360
    48                    0.00              7   No                 Mixed Use       Yes                    Actual/360
    54                    0.00              7   No                 Self Storage    No                     Actual/360


    56                    0.00              7   Yes                Industrial      No                     Actual/360
    57                    0.00              7   Yes                Retail          Yes                    Actual/360
    59                    0.00              7   No                 Multifamily     Yes                    Actual/360
    61                    0.00              7   No                 Self Storage    Yes                    Actual/360
    63                    0.00             10   Yes                Industrial      Yes                    Actual/360
    68                    0.00              7   No                 Retail          Yes                    Actual/360
    69                    0.00              7   No                 Industrial      Yes                    Actual/360
    78                    0.00             10   No                 Industrial      Yes                    Actual/360



Loan #   Loan Group   Final Maturity Date   Remaining Amortization Term for Balloon Loans
------   ----------   -------------------   ---------------------------------------------
     1            1                                                                   360

     2            1                                                                   360

     3            1                                                                   360

  3.01            1                                                                   360
  3.02            1                                                                   360
     5            1                                                                   360
    10            1
    11            1                                                                   360

 11.01            1                                                                   360
 11.02            1                                                                   360
 11.03            1                                                                   360
 11.04            1                                                                   360
    12            1                                                                   360
    13            1                                                                   360


 13.01            1                                                                   360
 13.02            1                                                                   360
 13.03            1                                                                   360
 13.04            1                                                                   360
 13.05            1                                                                   360
    15            1                                                                   360
 15.01            1                                                                   360
 15.02            1                                                                   360
 15.03            1                                                                   360
 15.04            1                                                                   360
 15.05            1                                                                   360
 15.06            1                                                                   360
 15.07            1                                                                   360
 15.08            1                                                                   360
 15.09            1                                                                   360
 15.10            1                                                                   360
 15.11            1                                                                   360
 15.12            1                                                                   360
 15.13            1                                                                   360
 15.14            1                                                                   360
 15.15            1                                                                   360
 15.16            1                                                                   360
 15.17            1                                                                   360
 15.18            1                                                                   360
 15.19            1                                                                   360
 15.20            1                                                                   360
    16            1                                                                   360
    17            1                                                                   360
    23            1                                                                   356
    30            1                                                                   360
    33            1                                                                   360
    34            1                                                                   360
    35            1                                                                   360
    41            2                                                                   360
    45            1                                                                   300
    47            1                                                                   360
    48            1                                                                   360
    54            1                                                                   360


    56            1                                                                   180
    57            1                                                                   360
    59            2                                                                   360
    61            1                                                                   360
    63            1                                                                   360
    68            1                                                                   360
    69            1                                                                   300
    78            1                                                                   360

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of May 8, 2008 between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of May 8, 2008 between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances, and to the extent that the Mortgaged Property is a hotel, such personal property includes all personal property reasonably required to operate the related Mortgaged Property as it is currently being operated by the Mortgagor. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's knowledge as of the Closing Date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal in priority to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule or a Companion Loan; no Mortgage Loan is secured by property which secures another mortgage loan other than a Mortgage Loan as shown on the Mortgage Loan Schedule or a Companion Loan. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in paragraph (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified, if required, to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exception regarding the encroachment upon any material easements by any material permanent improvements located at the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Insurance Policy affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or material misrepresentation, (ii) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) any act of actual waste,
(iv) any breach of the environmental covenants contained in the related Mortgage Loan documents and (v) filing voluntary bankruptcy or similar insolvency proceedings in which the Mortgaged Property or any portion thereof is an asset of the bankruptcy estate.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File and no such alterations, impairments, modifications, or waivers have been completed or consented to since March 28, 2008.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject in each case above to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment of interest with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan,
            (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full;
            (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment
            Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to paragraph (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to paragraph (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was comprised of one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) Except with respect to repairs estimated to cost less than $10,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, either (i) the related Mortgaged Property is in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition) that would materially and adversely affect its value, which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property; provided, that solely for purposes of this Representation 19(b), the Seller's actual knowledge shall include the actual knowledge of any servicer that has serviced the Mortgage Loan on behalf of the Seller. The "actual knowledge" of any such Seller as it relates to the actual knowledge of any servicer shall be deemed to be knowledge derived from the servicer by the Seller based on a level of inquiry that is customary for sellers of conduit loans in the commercial real estate lending industry.

            (20) With respect to the Mortgage Loans that are secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the ground lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such ground lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and
            (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than the greater of (x) 20 years beyond the stated maturity date of the related Mortgage Loan and (y) ten years beyond the amortization term of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property
            (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to the lesser of $250,000 or 2% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than the lesser of $250,000 or 2% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which, in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved by escrow or letter of credit in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor is currently implementing or required to implement, and to comply with the recommendations of the Environmental Site Assessment with respect to such conditions or circumstances, is only required to implement, an operations and maintenance plan addressing such conditions or circumstances, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of the lesser of $250,000 or 2% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I, as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (subject to customary deductibles) (A) coverage for losses sustained by fire and other risks and hazards covered by a casualty insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance with no exclusion for acts of terrorism in an amount at least equal to
(a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to (subject to customary deductibles) the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 450 or 475 year return period, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified, if required, to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller or, to the knowledge of the Seller, any predecessor or prior servicer with respect to the Mortgage Loan, have been in all material respects legal and have met customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purpose), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $5,000,000 included in the Trust Fund is an entity whose Mortgage Loan documents require that it be a Single Purpose Entity and, with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 its organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (A)(1) and (A)(2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. Accordingly, the Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses of the holder of the Mortgage associated with assumptions or transfers of interest in connection with any repayment of the Mortgage Loan on the related Mortgaged Property. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires that (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (1) a REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in paragraph (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) In the event of casualty or destruction of the Mortgaged Property, any non-conformity with applicable zoning laws as of the origination date will not prohibit the Mortgaged Property improvements from being restored or repaired in all material respects, to the use or structure at the time of such casualty, except for restrictions on its use, repair or restoration for which (i) law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller or (ii) an ALTA lender's title insurance policy (or binding commitment therefor) or the equivalent as adopted in the applicable jurisdiction insures against such non-conformity. For purposes of the foregoing sentence, it is understood that any change to the use or structure of the Mortgaged Property which materially and adversely affects the related Mortgagor's ability to timely make payments on the related Mortgage Loan shall be deemed to be a material change to such use or structure.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date or with respect to acceleration or the commencement of the accrual of default interest under any Mortgage Loan, five (5) days after notice to the Mortgagor of default.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a casualty insurance policy providing "special" form coverage that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean (x) a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and (y) if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each report in clauses (x) and (y) prepared by an independent licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                  which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, has knowledge or believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that any director, officer, employee or agent of the Seller responsible for the underwriting, origination, sale or servicing of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                  JPMCC 2008-C2
                          Exceptions to Representations

Representation #(4)

 Loan Number          Loan Name                  Description of Exception

     13       Wisco Hotel Group A1       The Mortgaged Property secures the
                                         Mortgage Loan and a B-Note held by Mezz
                                         Cap Finance, LLC.

     11       Wisco Hotel Group A2       The Mortgaged Property secures the
                                         Mortgage Loan and a B-Note held by Mezz
                                         Cap Finance, LLC.

     15       Regency Portfolio          The Mortgaged Property secures the
                                         Mortgage Loan and a B-Note held by Mezz
                                         Cap Finance, LLC.

      2       Block at Orange            The Mortgaged Property secures the
                                         Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note) and a Fixed Rate A-1
                                         Note (which is pari passu with the
                                         Mortgage Loan and is not included in
                                         the trust fund).

      3       Westin Portfolio           The Mortgaged Property secures the
                                         Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note) and a Fixed Rate A-1
                                         Note (which is pari passu with the
                                         Mortgage Loan and is not included in
                                         the trust fund).

Representation #(6)

 Loan Number          Loan Name                  Description of Exception

     35       Waldorf Hampton Inn        The Mortgaged Loan is structured as an
                                         indemnity deed of trust ("IDOT"), under
                                         which the Mortgage Note is secured by
                                         an indemnity guaranty, which indemnity
                                         guaranty is secured by the fee interest
                                         in the Mortgaged Property. The
                                         guarantor of the Mortgage Note owns the
                                         Mortgaged Property and thus has an
                                         interest in the lease payments.

      2       Block at Orange            The Mortgaged Property secures the
                                         Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note) and a Fixed Rate A-1
                                         Note (which is pari passu with the
                                         Mortgage Loan and is not included in
                                         the trust fund).

      5       Station Casinos            Station Casinos, the sole tenant at the
              Headquarters               Mortgaged Property, has multiple rights
                                         to purchase the Mortgaged Property
                                         during the term of the Mortgage Loan.

      3       Westin Portfolio           The Mortgagor leases certain golf carts
                                         and other equipment in connection with
                                         the golf course at the Mortgaged
                                         Property and other office equipment
                                         pursuant to operating leases, the
                                         transfer and assignment of which
                                         requires consent of the applicable
                                         lessor, which has not been obtained by
                                         the mortgagee in connection with the
                                         Mortgage Loan.

                                         The Mortgaged Property secures the
                                         Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note) and a Fixed Rate A-1
                                         Note (which is pari passu with the
                                         Mortgage Loan and is not included in
                                         the trust fund).

     15       Regency Portfolio          QRS Investments, L.L.C., a tenant at
                                         one of the Mortgaged Properties, has a
                                         right to purchase such property during
                                         the term of the Mortgage Loan.

Representation #(7)

 Loan Number          Loan Name                  Description of Exception

     35       Waldorf Hampton Inn        Because the Mortgage Loan is structured
                                         for tax purposes as an IDOT, the
                                         guarantor of the Mortgage Note is the
                                         owner of the related Mortgaged Property
                                         instead of the related Mortgagor.

      5       Station Casinos            Station Casinos, the sole tenant at the
              Headquarters               Mortgaged Property, has multiple rights
                                         to purchase the Mortgaged Property
                                         during the term of the Mortgage Loan.

     15       Regency Portfolio          QRS Investments, L.L.C., a tenant at
                                         one of the Mortgaged Properties, has a
                                         right to purchase such property during
                                         the term of the Mortgage Loan.

Representation #(10(a))

 Loan Number          Loan Name                  Description of Exception

     10       Two Democracy Plaza        There is no individual or entity other
                                         than the Mortgagor who is liable for
                                         the non-recourse carveouts.

     15       Regency Portfolio          The non-recourse carveout does not
                                         cover "actual waste".

      2       Block at Orange            There is no individual or entity other
                                         than the Mortgagor who is liable for
                                         the non-recourse carveouts.

                                         The non-recourse carveout does not
                                         cover "actual waste".

     23       Decorative Center Dallas   There is no individual or entity other
                                         than the Mortgagor who is liable for
                                         the non-recourse carveouts.

     63       801 and 949 East Erie      There is no individual or entity other
              Avenue                     than the Mortgagor who is liable for
                                         the non-recourse carveouts.

Representation #(10(c))

 Loan Number          Loan Name                  Description of Exception

     35       Waldorf Hampton Inn        The Mortgage Loan is structured as an
                                         IDOT, and while the related Mortgagor
                                         was the maker of the Mortgage Note, the
                                         Mortgage was given by the indemnity
                                         guarantor.

Representation #(10(d))

 Loan Number          Loan Name                  Description of Exception

     12       717 14th Street Office     The terms of the respective Mortgage
              Building                   Loan documents were modified after the
                                         Cut-off Date because the Mortgagor
                                         exercised a one time option to receive
                                         additional funding.

     69       1000 South Sherman Street  The terms of the respective Mortgage
                                         Loan documents were modified after the
                                         Cut-off Date to extend the completion
                                         date for immediate repairs to August 1,
                                         2008 and reduce the reserve amounts for
                                         the immediate repairs escrow because
                                         certain required repairs have been
                                         completed.

     45       Northern Ohio Industrial   The terms of the respective Mortgage
              Park                       Loan documents were modified after the
                                         Cut-off Date to extend the completion
                                         date for immediate repairs to August 1,
                                         2008 and reduce the reserve amounts for
                                         the immediate repairs escrow because
                                         certain required repairs have been
                                         completed.

     23       Decorative Center Dallas   The terms of the respective Mortgage
                                         Loan documents were modified after the
                                         Cut-off Date because the Mortgagor
                                         exercised a one time option to receive
                                         additional funding.

     56       Hart & Cooley              The terms of the respective Mortgage
                                         Loan documents were modified after the
                                         Cut-off Date to establish trigger
                                         events for the lockbox.

   13; 11     Wisco Hotel Group A1;      The terms of each of the respective
              Wisco Hotel Group A2       Mortgage Loan documents were modified
                                         after the Cut-off Date to delete all
                                         cross-collateralization and
                                         cross-default provisions.

      1       The Promenade Shops at     The terms of the respective Mortgage
              Dos Lagos                  Loan documents were modified after the
                                         Cut-off Date to provide for a letter of
                                         credit as additional security for
                                         certain tenant lease payments.

Representation #(10(e))

 Loan Number          Loan Name                  Description of Exception

      2       Block at Orange            Pursuant to the Mortgage Loan
                                         documents, the Mortgagor shall pay all
                                         reasonable costs, fees and expenses
                                         incurred by the trustee and the
                                         trustee's agents and counsel in
                                         connection with the performance by the
                                         trustee of its duties and all such
                                         costs, fees and expenses shall be
                                         secured by the Mortgage Loan documents.
                                         Additionally, the trustee shall be
                                         entitled to reimbursement for actual
                                         expenses it incurs in the performance
                                         of its duties.

Representation #(12)

 Loan Number          Loan Name                  Description of Exception

      3       Westin Portfolio           Each Westin Portfolio property may be
                                         released from the lien of the Mortgage
                                         upon defeasance of an amount equal to
                                         115% of the allocated loan amount.

Representation #(19(a))

 Loan Number          Loan Name                  Description of Exception

     23       Decorative Center Dallas   The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $14,523 recommended by the property
                                         condition report.

     68       OfficeMax Savannah         The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $17,842 recommended by the property
                                         condition report.

Representation #(19(b))

 Loan Number          Loan Name                  Description of Exception

      1       The Promenade Shops at     The California Department of
              Dos Lagos                  Transportation has notified the
                                         Mortgagor that an access road to the
                                         Mortgaged Property may have to be
                                         relocated due to improvements to an
                                         adjoining interstate.

Representation #(20(c))

 Loan Number          Loan Name                  Description of Exception

     15       Regency Portfolio          An individual Mortgaged Property is
                                         subject to a ground lease and pursuant
                                         to such ground lease, the consent of
                                         the ground lessor is required for any
                                         assignment; however, such consent may
                                         not be unreasonably be withheld,
                                         delayed or conditioned.

Representation #(20(d))

 Loan Number          Loan Name                  Description of Exception

     12       717 14th Street Office     There is a potential dispute between
              Building                   the Mortgagor and ground lessor over
                                         which party is responsible for the
                                         payment of taxes attributable to an
                                         adjacent alley. The Mortgagor has
                                         agreed to escrow funds for such taxes
                                         until the dispute is resolved.

Representation #(21(d))

 Loan Number          Loan Name                  Description of Exception

     35       Waldorf Hampton Inn        This loan is secured by an IDOT. The
                                         indemnity guarantor and not the
                                         Mortgagor, is required to comply with
                                         environmental laws and regulations.

Representation #(22)

 Loan Number          Loan Name                  Description of Exception

     69       1000 South Sherman Street  Mortgagor may maintain all-risk insurance with a deductible that does
                                         not exceed $100,000. However, Mortgagor
                                         must maintain an escrow account in an
                                         amount equal to the amount by which the
                                         actual deductible exceeds $25,000.

     45       Northern Ohio Industrial   Mortgagor may maintain all-risk
              Park                       insurance with a deductible that does
                                         not exceed $100,000. However, Mortgagor
                                         must maintain an escrow account in an
                                         amount equal to the amount by which the
                                         actual deductible exceeds $50,000.

     57       KMart Madison              So long as KMart, the sole tenant at
                                         the Mortgaged Property, has a credit
                                         rating of "BB-" by S&P, KMart is
                                         permitted to self insure. However, the
                                         guaranty covers any shortfall if this
                                         amount is insufficient to fully restore
                                         the Mortgaged Property in the event of
                                         any casualty, including any casualty
                                         due to terrorism.

      2       Block at Orange            Mortgagor may maintain all-risk
                                         insurance with a deductible that does
                                         not exceed $250,000.

                                         The Mortgage Loan documents provide for
                                         a windstorm, earthquake and flood
                                         deductible of 5% of the insured value
                                         of the Mortgaged Property.

                                         The Mortgagor is required to carry
                                         insurance policies from carriers having
                                         a claims paying ability rating of (i)
                                         if there is only one insurance company
                                         issuing the Policies, "A" or better
                                         (and the equivalent thereof) by at
                                         least two (2) of the Rating Agencies
                                         rating the Certificates, or if only one
                                         Rating Agency is rating the
                                         Certificates, then only by such Rating
                                         Agency, or (ii) if there are more than
                                         one, but less than five, insurance
                                         companies collectively issuing the
                                         policies, seventy five percent (75%) or
                                         more of the insured amount shall have a
                                         claims paying ability rating of "A" or
                                         better (and the equivalent thereof) by
                                         at least two (2) of the Rating Agencies
                                         rating the Certificates, or if only one
                                         Rating Agency is rating the
                                         Certificates, then only by such Rating
                                         Agency, and the remaining twenty five
                                         percent (25%) (or lesser remaining
                                         amount) of which shall have a claims
                                         paying ability rating of "BBB" or
                                         better (and the equivalent thereof) by
                                         at least two (2) of the Rating Agencies
                                         rating the Certificates, or if only one
                                         Rating Agency is rating the
                                         Certificates, then only by such Rating
                                         Agency, or (iii) if there are five or
                                         more insurance companies collectively
                                         issuing the policies, sixty percent
                                         (60%) or more of the insured amount
                                         shall have a claims paying ability
                                         rating of "A" or better (and the
                                         equivalent thereof) by at least two (2)
                                         of the Rating Agencies rating the
                                         Certificates, or if only one Rating
                                         Agency is rating the Certificates, then
                                         only by such Rating Agency, and the
                                         remaining forty percent (40%) (or
                                         lesser remaining amount) of which shall
                                         have a claims paying ability rating of
                                         "BBB" or better (and the equivalent
                                         thereof) by at least two (2) of the
                                         Rating Agencies rating the
                                         Certificates, or if only one Rating
                                         Agency is rating the Certificates, then
                                         only by such Rating Agency.

     30       Kiwi-CEI Distribution      Mortgagor may maintain comprehensive
              Facility                   commercial general liability insurance
                                         with a deductible that does not exceed
                                         $5,000 and all-risk insurance with a
                                         deductible that does not exceed
                                         $100,000.

                                         Instead of maintaining rental loss
                                         insurance of an amount equal to at
                                         least 12 months of operations, the sole
                                         tenant maintains coverage in an amount
                                         of $1,052,505, which provides coverage
                                         in excess of the annual debt service
                                         and tax payments.

      5       Station Casinos            Mortgagor may maintain all-risk
              Headquarters               insurance with a deductible that does
                                         not exceed $100,000; provided however,
                                         subject to the satisfaction of certain
                                         criteria, Station Casinos, the sole
                                         tenant, may maintain all-risk insurance
                                         with a deductible that does not exceed
                                         $2,000,000.

     10       Two Democracy Plaza        If (A) more than one (1) but less than
                                         five (5) insurance companies issue the
                                         Policies, then at least seventy five
                                         percent (75%) of the applicable
                                         insurance coverages represented by the
                                         Policies must be provided by insurance
                                         companies having a credit rating of "A"
                                         or better by S&P (or the equivalent
                                         rating by Moody's and Fitch) and the
                                         balance of the applicable insurance
                                         coverages represented by the Policies
                                         must be provided by insurance companies
                                         having a credit rating "BBB" or better
                                         by S&P (or the equivalent rating by
                                         Moody's and Fitch), provided that FM
                                         Global can participate for no more than
                                         forty percent (40%) so long as it
                                         maintains a rating of "BBB" from S&P
                                         and is not part of the primary layer of
                                         insurance providers or (B) five (5) or
                                         more insurance companies issue the
                                         Policies, then at least sixty percent
                                         (60%) of the applicable insurance
                                         coverages must be provided by insurance
                                         companies having a credit rating of "A"
                                         or better by S&P (or the equivalent
                                         rating by Moody's and Fitch) and at
                                         least one hundred percent (100%) of the
                                         total of the applicable insurance
                                         coverages must be provided by insurance
                                         companies having a credit rating of
                                         "BBB" or better by S&P (or the
                                         equivalent rating by Moody's and
                                         Fitch); provided that FM Global will be
                                         treated as having a credit rating "BBB"
                                         and may participate for no more than
                                         forty percent (40%) so long as it
                                         maintains a rating of "BBB" from S&P
                                         and is not part of the primary layer of
                                         insurance providers. Notwithstanding
                                         the foregoing, the Mortgagor shall be
                                         permitted to maintain the Policies with
                                         the insurance companies which do not
                                         meet the foregoing requirements (an
                                         "Otherwise Rated Insurer"), provided
                                         the Mortgagor obtains a "cut-through"
                                         endorsement (that is, an endorsement
                                         which permits recovery against the
                                         provider of such endorsement)
                                         acceptable to the mortgagee with
                                         respect to any Otherwise Rated Insurer
                                         from an insurance company which meets
                                         the claims paying ability ratings
                                         required above. Moreover, if the
                                         Mortgagor desires to maintain insurance
                                         from an insurance company which does
                                         not meet the claims paying ability
                                         ratings set forth herein but the parent
                                         of such insurance company, which owns
                                         at least fifty one percent (51%) of
                                         such insurance company, maintains such
                                         ratings, the Mortgagor may use such
                                         insurance companies if approved by the
                                         Rating Agencies.

     23       Decorative Center Dallas   Mortgagor may maintain all-risk
                                         insurance with a deductible that does
                                         not exceed $100,000.

                                         The Mortgage Loan documents provide for
                                         a windstorm, earthquake and flood
                                         deductible of 5% of the insured value
                                         of the Mortgaged Property.

     15       Regency Portfolio          Mortgagor may maintain comprehensive
                                         commercial general liability insurance
                                         with a deductible that does not exceed
                                         $1,000.

     68       OfficeMax Savannah         So long as OfficeMax, the sole tenant
                                         at the Mortgaged Property, has a credit
                                         rating of "BB-" by S&P and remains the
                                         sole tenant, it is permitted to
                                         maintain deductibles up to $1,000,000
                                         for all-risk and comprehensive
                                         commercial general liability insurance.
                                         However, the guarantor and Mortgagor
                                         shall be personally liable for losses
                                         that the mortgagee incurs as a result
                                         of failure to cover these deductibles.
                                         Additionally, if the tenant's S&P
                                         credit rating drops below "BB-", is
                                         removed or if it is no longer the sole
                                         tenant, then the Mortgagor has agreed
                                         to obtain or cause the tenant to obtain
                                         insurance policies that meet the
                                         requirements set forth in the Mortgage
                                         Loan documents. The guarantor and
                                         Mortgagor shall be personally liable
                                         for any losses that the mortgagee
                                         incurs as a result of failure to obtain
                                         such required insurance policies.

     61       All Storage Sycamore       Mortgagor may maintain all-risk
                                         insurance with a deductible that does
                                         not exceed $50,000, so long as it is
                                         consistent with the custom and practice
                                         in the retail industry in the
                                         Dallas-Fort Worth Metroplex. However,
                                         the guarantor is responsible for
                                         deductibles in excess of $10,000.

              All Loans                  Although the Mortgage Loan Documents
                                         require comprehensive general liability
                                         insurance consistent with this
                                         representation and warranty, as of the
                                         date hereof, the mortgagee has not
                                         received evidence of the endorsement
                                         necessary to include it as an
                                         additional insured. At closing, the
                                         mortgagee accepted evidence of
                                         comprehensive commercial general
                                         liability insurance and its inclusion
                                         as an additional insured on standard
                                         Accord form 25 or other similar forms.

Representation #(24)

 Loan Number          Loan Name                  Description of Exception

      1       The Promenade Shops at     The California Department of
              Dos Lagos                  Transportation has notified the
                                         Mortgagor that an access road to the
                                         Mortgaged Property may have to be
                                         relocated due to improvements to an
                                         adjoining interstate.

     12       717 14th Street Office     There is a potential dispute between
              Building                   the Mortgagor and ground lessor over
                                         which party is responsible for the
                                         payment of taxes attributable to an
                                         adjacent alley. The Mortgagor has
                                         agreed to escrow funds for such taxes
                                         until the dispute is resolved.

Representation #(27)

 Loan Number          Loan Name                  Description of Exception

     35       Waldorf Hampton Inn        This loan is secured by an IDOT. The
                                         indemnity guarantor and not the
                                         Mortgagor, is required to provide
                                         financial information to the mortgagee.

Representation #(32)

 Loan Number          Loan Name                  Description of Exception

     30       Kiwi-CEI Distribution      Subject to the satisfaction of certain
              Facility                   conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

     69       1000 South Sherman Street  Subject to the satisfaction of certain criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

     45       Northern Ohio Industrial   Subject to the satisfaction of certain
              Park                       criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

     10       Two Democracy Plaza        Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

      2       Block at Orange            Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

      5       Station Casinos            Subject to the satisfaction of certain
              Headquarters               conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

      3       Westin Portfolio           The direct and indirect owners of the
                                         Mortgagor have pledged their ownership
                                         interests in the Mortgagor to secure
                                         two mezzanine loans held by Ashford
                                         Hospitality Trust Inc. and Starwood
                                         Capital Group respectively. If such
                                         entities default on the mezzanine
                                         loans, the interests in such direct and
                                         indirect owners may be transferred to
                                         such mezzanine lenders without the
                                         consent of the mortgagee.

                                         Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

      1       The Promenade Shops at     Subject to the satisfaction of certain
              Dos Lagos                  conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

                                         The direct and indirect owners of the
                                         Mortgagor have pledged their ownership
                                         interests in the Mortgagor to secure
                                         mezzanine loans. If such entities
                                         default on the mezzanine loans, the
                                         interests in such direct and indirect
                                         owners may be transferred to such
                                         mezzanine lenders without the consent
                                         of the mortgagee.

     23       Decorative Center Dallas   Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

     61       All Storage Sycamore       Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.

     78       1020/1040 West Industrial  Subject to the satisfaction of certain conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

     15       Regency Portfolio          Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

Representation #(33)

 Loan Number          Loan Name                  Description of Exception

      2       Block at Orange            The Mortgaged Property secures the
                                         Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note) and a Fixed Rate A-1
                                         Note (which is pari passu with the
                                         Mortgage Loan and is not included in
                                         the trust fund).

      3       Westin Portfolio           The Mortgaged Property secures the
                                         Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note) and a Fixed Rate A-1
                                         Note (which is pari passu with the
                                         Mortgage Loan and is not included in
                                         the trust fund).

Representation #(35)

 Loan Number          Loan Name                  Description of Exception

      3       Westin Portfolio           Each Westin Portfolio property may be
                                         released from the lien of the Mortgage
                                         upon defeasance of an amount equal to
                                         115% of the allocated loan amount.

Representation #(36)

 Loan Number          Loan Name                  Description of Exception

     35       Waldorf Hampton Inn        Because the Mortgage Loan is structured
                                         for tax purposes as an IDOT, the
                                         indemnity guarantor of the IDOT owns
                                         the related Mortgaged Property instead
                                         of the related Mortgagor.

Representation #(42)

 Loan Number          Loan Name                  Description of Exception

     57       KMart Madison              The Mortgaged Property is not covered
                                         by terrorism insurance. However, the
                                         guaranty covers any shortfall if the
                                         existing insurance policies are
                                         insufficient to fully restore the
                                         Mortgaged Property in the event of any
                                         casualty, including any casualty due to
                                         terrorism.

      5       Station Casinos            Terrorism insurance premiums are capped
              Headquarters               at $75,000 per year.

      3       Westin Portfolio           Terrorism insurance premiums are capped
                                         at $200,000 per year.

     10       Two Democracy Plaza        Terrorism insurance premiums are capped
                                         at $150,000 per year.

     61       All Storage Sycamore       Terrorism insurance premiums are capped
                                         at $10,000 per year.

     12       717 14th Street Office     Terrorism insurance premiums are capped
              Building                   at $53,000 per year.

     30       Kiwi-CEI Distribution      Terrorism insurance premiums are capped
              Facility                   at $40,000 per year, subject to annual
                                         increases based on the Consumer Price
                                         Index.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, N.A., a national banking association (the "Company"), hereby certify (on behalf of the Company) as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of May 1, 2008 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated April 18, 2008, as supplemented by the Prospectus Supplement, dated April 30, 2008 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-4FL, Class A-SB, Class A-1A, Class X, Class A-M and Class A-J Certificates, the Private Placement Memorandum, dated May 2, 2008 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class B, Class C, Class D Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated May 2, 2008 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this 8th day of May 2008.

                                       By:_____________________________
                                          Name:
                                          Title: